UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 12, 2008 (Date of earliest event reported)
Energy West, Incorporated (Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	81-0141785 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)

(406) 791-7500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2008, Energy West, Incorporated (“Energy West”) realigned its management team. Kevin J. Degenstein, previously Energy West’s Senior Vice President of Operations, was named President and Chief Operating Officer and James W. Garrett, previously President and Chief Operating Officer, assumed the newly-created position of Vice President of Business Development.

Mr. Degenstein, 49, served as Energy West’s VP of Operations since September 2006. Prior to joining Energy West, Mr. Degenstein was employed by EN Engineering, an engineering consulting firm, as vice president of distribution from January 2002 until December 2003 and vice president of technology from January 2004 until August 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Energy West, Incorporated Press Release dated June 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy West, Incorporated

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith
Title: Vice President and Chief Financial Officer

Dated: June 17, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Energy West, Incorporated Press Release dated June 16, 2008